Enabling Oral Drug Delivery to Improve Patient Compliance May 1, 2019 Corporate Presentation Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, the expected timing of the resubmission of the NDA for TLANDO, FDA review process related to ou r resubmitted NDA for TLANDO™, the expected timing of Phase 2 studies for LPCN 1144 and LPCN 1148, clinical and regulatory proc ess es and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which i nvo lve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this pre sentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on For m 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Com pany’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Clinical Stage Biopharmaceutical Company Metabolic and Endocrine Focus 3 PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA LPCN 1144 (Oral Testosterone for pre - cirrhotic NASH) Paired Biopsy Phase 2 Study in NASH TLANDO (Oral Testosterone for TRT) NDA Resubmission TLANDO XR (LPCN 1111) (Long Acting Oral Testosterone for TRT) Phase 2 Complete LPCN 1148 (Oral Testosterone for NASH Cirrhosis) POC Study Planned LPCN 1107 (Oral HPC for Prevention of PTB) EOP2 Completed Propriety Drug Delivery Platform

4 Targeted for Non - Alcoholic Steatohepatitis (“NASH”) A silent killer that affects 30 million Americans 1 1. CNBC; published December 30, 2018

Non - Alcoholic Fatty Liver Disease (“NAFLD”) No Approved Product for the Treatment of NAFLD/NASH 5 LFTs: Liver function test, especially Alaninine amino transferase (ALT) and Aspartame amino transferase (AST) NASH: Non - alcoholic Steatohepatitis, TG: Triglyceride Fatty liver is a reversible condition wherein large vacuoles of triglyceride (TG) fat accumulate in liver cells via the process of steatosis Healthy Liver Fatty Liver — ↑ TGs — ↑ LFTs — ↑ Liver fat NASH Liver — Steatosis — Ballooning — Inflammation — Fibrosis Cirrhotic Liver — Late stage of fibrosis Hepatocellular Carcinoma 20 – 30% US Adults 15 – 20% NAFLDs 10 – 20% NASH Eligible for Liver Transplantation

Clinical Relationship Between Testosterone and NAFLD Across the Full Disease Spectrum Hepatic Steatosis NASH Cirrhosis “ Men with low testosterone are at high risk for NAFLD .” 1 Free T ( pg /mL) “ Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.” 2 “Low T levels in cirrhotic men are associated with the combined outcome of death or transplantation.” 3 Free T ( pg /mL) 1 Kim et al, Gastroenterol 2012; 2 Sumida et al, Gastroenterol Hepatol 2015; 3 Sinclair et al, Liver Trans 2016; 6

LPCN 1144: A Differentiated Oral NASH Therapy Candidate Prodrug of Endogenous Testosterone Liver Fat Reduction and Key Serum Biomarkers Potential Favorable Benefits in Systems Outside the Liver Suitable for Chronic Use • Over 40% relative mean liver fat reduction after 16 - weeks of treatment • 48% of the treated NAFLD subjects had NAFLD resolution, defined as < 5% liver fat • T therapy known to improve muscle mass, bone density, hemopoiesis, sexual/mood dysfunction • Good GI tolerability • No mean LDL increase • No signs of nephrotoxicity • No signs of skeletal fragility • No signs of drug induced liver toxicity 7

LPCN 1144: Additional Health Benefits Observed in Hypogonadal Subjects with Elevated ALT* SF - 36, Short Form - 36 (0 - 100); PDQ, Psychosexual Daily Questionnaire (0 - 7); * ALT > 40 U/L at Baseline in 52 week SOAR Trial (N=3 3) Mental Component Summary Mental Health Role Emotional Maintained Erection Sexual Activity Negative Mood Positive Mood Overall Sexual Desire -4 -2 0 2 4 6 8 Mean Change ( “ 95% CI) from Baseline SF - 36 PDQ 8

LPCN 1144: Extensive Clinical Safety Database Demonstrated No Unexpected Risks 0 5 10 15 % Subjects LPCN 1144 Topical T 9 – 650+ subjects in 14 studies with up to 52 week exposure – No drug related SAEs – No deaths or MACE events Gastrointestinal Disorders ≥ 1% in SOAR Trial (52 Weeks)

LPCN 1144: Multidimensional Mechanism of Action Across the Full Spectrum of NASH Pathogenesis Homeostasis Modifier 1, 2 • Alter lipid, cholesterol, and glucose metabolism • Reduce visceral abdominal fat • Modify activity of hepatic lipase, and skeletal muscle/ adipose lipoprotein lipase Anti - inflammatory 2 / Antioxidant/Immuno - modulator 3 • Restore mitochondrial turnover and normalizes oxygen consumption 4 Regeneration Booster 5,6 • Stimulate satellite cells and myocyte precursor resulting in cell differentiation and myocyte proliferation 7 • Increases circulating endothelial progenitor cells (“EPC”) 8 Anabolic Agent 9 • Increase muscle mass, bone density in men with liver disease 10 10 1. Shen and Shi, Int J Endocrinol, 2015 2. Kelly and Jones, J Endocrinol, 2013 3. Sinclair et al., J Gastroenterol Hepatol , 2015 4. Linda Vignozzi et al., University of Florence, IT, unpublished, 2018 5. A. Francavilla et al., Digest Dis Sci, 1989 6. Vic et al., Hepatol 1982 7. Sinha - Hikim et al., J Clin Endocrinol Metab , 2004 8. Liao CH et al., Andrology, 2013 9. Gentile MA et al., J Mol Endocrine, 2010 10. Sinclair et al., J Gastroenterol Hepatol 2016

LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution 11 LFS was an open - label, multi - center single - arm 16 - week study (N=36) with LPCN 1144 in hypogonadal males LF = liver fat

LPCN 1144: Liver Fat Study Results Meaningful Relative Liver Fat % Change and Responder Rate 12 - 33% - 42% - 40% -60% -50% -40% -30% -20% -10% 0% BL ≥ 5% BL ≥ 8% BL ≥ 10% % Liver Fat CBL ( ± SEM) Mean Relative Liver Fat % Change 71% 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BL ≥ 5% BL ≥ 8% BL ≥ 10% % of Responders Responder Rate for Relative Liver Fat % Change* * Responder rate for relative change is % of patients with at least 30% for relative change from baseline.

LPCN 1144: Liver Fat Study Results Liver Fat Based Subject Distribution at Each Visit 13 38% 32% 6% 24% Baseline Pre treatment 55% 18% 6% 21% 8 Week Treatment 65% 15% 12% 9% 16 Week Treatment ■ LF < 5% (NAFLD Free) ■ 5% ≤ LF < 8% ■ 8% ≤ LF < 10% ■ LF > 10% NAFLD Free NAFLD Free NAFLD Free Longer Therapy Improved Proportion of Subjects with Disease Resolution N=34 N=33 N=34

LPCN 1144: Next Step Advancing Forward • Initiating paired - biopsy Phase 2 clinical study in NASH subjects – Study Design • Three - arm, double - blind placebo controlled • Biopsy confirmed NASH male hypogonadal subjects with NAS ≥ 4 • Paired biopsy at baseline and EOS (36 - weeks) – First - patient dosed targeted for 3Q 2019 14

15 Targeted for Testosterone Replacement Therapy Annual TRx ~7M

TLANDO™: Potential First Oral Option Progressing to NDA Resubmission 16 Deficiency 1 Determine extent, if any, of ex vivo conversion of TU to T Deficiency 2 Characterize blood pressure effects of TLANDO for appropriate regulatory action Deficiency 3 Provide justification for non - applicability of Cmax based secondary endpoints Deficiency 4 Determine the appropriate stopping criteria that can identify patients who should discontinue NDA Resubmission May 2019

Cumulative TRT Sales Last Six Years* Branded Topicals Dominated TRT Sales 17 ANDRODERM ® 5% (~$438M) ANDROGEL ® 74% (~$7B) FORTESTA ® 3% (~$267M) TESTIM ® 7% (~$667M) AXIRON ® 11% (~$1B) Topical Brands Total six years sales : $ 9.4 B Avg. annual sales: $ 1.6 B Topical Brands 82% Other Brands … Generics 17% Sales for All TRTs Total six years sales : $ 11.5 B Avg. annual sales: ~$ 2B Source: IMS *Feb 2013 to Jan 2019 Year launched Androderm : 1995 Androgel : 2000 Testim : 2003 Fortesa : 2011 Axiron : 2011

Issues with Current Non - oral TRT Options • Black Box Warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylaxis shock • Inconvenient application or painful injection • Poor persistence reflects need for oral – Average days on therapy is 100 days • More than 50% of patients need dosage adjustment – Burdensome for patients due to multiple doctor visits Potential Barrier To Newly Diagnosed and Existing Patients 18

TLANDO Attributes

Patient and Physician Preferred Oral Option

- Key Advantages of Oral Route:
  - No risk of accidental T transference
  - Non-invasive
  - Less cumbersome/burdensome

- Fixed dosing regimen
  - Easy to use for patients and physicians to prescribe
  - Fewer doctor visits (No dose adjustment visits for patients)
  - Fixed/predictable cost for payers

- Differentiated hypertension ("HTN") profile
  - ~ 1% new anti-HTN starts or increase in anti-HTN dose
  - 32% of subjects with baseline sBP >140 mm Hg experienced a decrease to ≤140 mm Hg with mean change of -3 mm Hg

19

LIPOCINE
ENHANCING HEALTH

20

TLANDO XR (LPCN 1111): Profile Once Daily Differentiated Oral TRT • Once daily oral testosterone – New molecule with associated IP – Novel prodrug of testosterone for oral delivery through proprietary drug delivery technology • TLANDO XR proof of concept established – Positive Phase 2b study results in hypogonadal men • Once daily oral dose provides T levels in the eugonadal range • Phase 3 daily dose identified based on multiple dose Phase 2 studies in hypogonadal male • Next steps: – Obtain FDA feedback on Phase 3 clinical study design 21

TLANDO XR (LPCN 1111): Phase 2b Results Once - Daily Dosing Potential • Steady state reached within 14 days • Well tolerated and no SAE’s • Phase 3 starting dose identified • Target QD dose met both primary and secondary endpoints – No subject exceed 1800 ng/ dL – 90% of subjects restored to eugonadal range (300 - 1140 ng/dL) 22

23 For Treatment of NASH Cirrhosis

LPCN 1148: Oral T for NASH Cirrhosis

No FDA Approved Product-Transplant Only Cure

Cirrhotic Liver



US Prevalence

Among NASH population (2015)*:

- Fibrosis grade 4 (cirrhosis) case: 1.3M
- Compensated cirrhosis 1.16M
- Decompensated cirrhosis: 134,400

In 2013, cirrhosis cause mortality was ~38,000** and consistently twice the rate in males as females **

Cirrhotic Patients Characteristics:

- Increased morbidity and mortality
- Symptoms of hypogonadism: altered hair distribution, anemia, sexual dysfunction, testicular atrophy, muscle wasting, fatigue, osteoporosis, gynecomastia
- Late stage symptoms: jaundice, pruritis, hepatic encephalopathy, ascites, anasarca, GI bleeding

*Estes C. et al., Hepatology, 2018;**Yoon and Chen, National Institute on Alcohol Abuse and Alcoholism; surveillance report, 2016

24

LIPOCINE ENHANCING HEALTH

Low Testosterone Increases Adverse Outcome in Male Cirrhotic Patients T Levels Fall Progressively with Increasing Disease Severity 1 • Low T reported in up to 90% of NASH cirrhosis patients 2 and is a predictor of mortality 3 • Low T associated with: – Increased risk of major infections, death and/ or transplantation rates 1 – Increased risk of for hepatic decompensation 4 – Worsening of sarcopenia 4 – Higher Child Pugh score grade 4 – Severity of portal hypertension and ascites grade 4 – Higher MELD score 5 1. Sinclair et al., Liver Transplantation, 2016 2. Kim et al., Male Hypogonadism , edrs : Winters and Huhtaniemi , 2017 3. Sinclair M. et al., J. of Gastro and Hepatology, 2015 4. Paternostro et al, Hepatol Res 2019; 5. Sinclair et.al, Liver international, 2016 25

LPCN 1148: NASH Cirrhosis Oral T Therapy Potentially help patients survive longer while waiting for a liver transplant • T levels positively correlate with muscle mass in men and modulates bone density, hemoglobin production, insulin resistance, and immunity , commonly impaired in cirrhosis 1 • Testosterone therapy increased muscle mass in men with cirrhosis and low testosterone 2 • Next Steps: ▪ Proof of Concept study in male NASH cirrhosis subjects 26 1. Sinclair M et al., J. of Gastro and Hepatology, 2016 2. Sinclair M et al., J. of Hepatology, 2016

Upcoming Milestones 27 Near Term Value Drivers Event Expected Timing TLANDO™ NDA Resubmission May 2019 LPCN 1144 Paired Biopsy Phase 2 First Patient Dosed in NASH Patients 3Q 2019

Key Financial Metrics 28 Stock Price, Market Cap, Cash Balance Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (4/29/19) $1.89/share Market Capitalization (4/29/19) $46.4 million Cash Balance (12/31/18) $20.3 million* Bank Debt (12/31/18) $10.0 million * $5 M restricted and becomes unrestricted upon TLANDO approval

29

30 Targeted for pre - cirrhotic NASH

NASH Pathogenesis

Risk Factors and Clinical Progression

≥5% liver fat accumulation

The removal of pro-fibrotic inputs or the strengthening of anti-fibrotic inputs is expected to stimulate scar resolution*

Lipid Metabolism Disorders

- Dyslipidemia
- Insulin resistance
- Obesity
- T2 diabetes
- Metabolic syndrome

Inflammation

- Lipid peroxidation
- Mitochondrial dysfunction
- Oxidative stress
- Apoptosis
- Pro-inflammatory cytokine activation

Fibrosis

- Scarring
- Advanced cell damage

Liver contains built-in mechanisms for scar resolution, but these become smothered or inactivated in the face of relentless damage*

31

*Lucía Cordero-Espinoza and Meritxell Huch J Clin Invest. 2018;128(1):85-96.

LIPOCINE
ENHANCING HEALTH

100% of patients experiencing NAFLD resolution had at least 35% of relative liver fat reduction from baseline * Resolution of NAFLD is defined as when BL liver fat ≥ 5% is reduced to < 5% at EOS. 28% 48% 0% 10% 20% 30% 40% 50% Resolution of NAFLD % of Subjects Resolution of NAFLD* 8 Wks 16 Wks - 45% - 55% -60% -40% -20% 0% Patients with NAFLD Resolution Mean Relative Liver Fat % Change Mean Relative Liver Fat % Change 8 Wks 16 Wks LPCN 1144: Liver Fat Study Results Meaningful NAFLD Resolution and Corresponding Relative Liver Fat % Reduction 32

• 52 Week SOAR Trial TG mean change post therapy in patients on oral T vs non - oral T therapy LPCN 1144: Oral T Unique TG Reduction Compared to Topical Gel 33 - 63.7 13.7 -80 -60 -40 -20 0 20 40 60 Mean BL = 320 mg/dL 323 mg/dL N = 73/210 34/104 LPCN 1144 Topical T Mean Change from Baseline (mg/ dL ) TG Mean Change after 52 Week for Patients with Above - normal TG* at BL 200 250 300 350 400 0 13 26 39 52 Mean Value for Patients with Above - normal at BL (mg/dL) Therapy Duration (Week) TG Mean Value for Patients with Above - normal TG* at BL during 52 Week Therapy LPCN 1144 Topical T * TG normal range in SOAR Trial: 45 – 200 mg/dL

• 52 Week SOAR Trial LPCN 1144: Oral T Unique Effects on Liver Compared to Topical Gel 34 - 4.8% 3.3% -10% -5% 0% 5% 10% Mean BL = 71.8 U/L 72.5 U/L LPCN 1144 Topical T Mean Change from Baseline ALP Mean Change after 52 Week - 19.5% 8.3% -30% -20% -10% 0% 10% 20% Mean BL = 30.3 nmol/L 30.4 nmol/L LPCN 1144 Topical T Mean Change from Baseline SHBG Mean Change after 52 Week

35

TLANDO™: Potential First Oral Option

Profile Demonstrated Clinically with Target Label Regimen

Efficacy

- Met primary endpoint
  - 80% response rate in "worst-case analysis" vs. FDA requirement of 75%
  - Justification for non-applicability of Cmax based missed secondary endpoints

Safety

- 591 subject exposure
- Well tolerated in 52 week exposure
  - AE profile comparable to active control, including GI
  - No cardiac, hepatic or drug related SAEs
  - No increase in mean BP with cuff measurements
- No apparent correlation of the observed Cmax excursions
  - ADRs, AEs, Meaningful changes in critical lab parameters

Clear Benefits

- Preferred oral option
  - No risk of accidental T transference
  - Non-invasive
  - Less cumbersome
  - Less burdensome
  - Simpler to prescribe
  - Fewer doctor visits
  - Easier for patients to properly use

36

LIPOCINE
ENHANCING HEALTH

Hypogonadism Affects Up to 20 M American Men 1,2 37 Significant Number of Untreated Hypogonadal Males ~6M Men with diagnosed hypogonadism 3 2.2M Men currently being treated 4 700,000 New naïve patients each year 5 1. US Census data. http://www.infoplease.com/us/census/data/demographic.html. 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. Asymptomatic and/or Undiagnosed Hypogonadism 70% Diagnosed Untreated 19% 68% 32% Treated 11% Previously Treated Treatment Naïve

TLANDO: Patient Market Research

Patient Enthusiasm Evident About Oral TRT

Likely or Highly Likely to Ask Physician to Prescribe TLANDO


80%
of interviewed TRT patients

What Most Like About TLANDO?



30% "Oral Form"

30% "It's not Gel", " Not Injection" " Ease of Use"

40% Other

- TLANDO generates strong patient enthusiasm among current and prior TRT users
  - Oral administration and lack of transference viewed as key benefits
- For transdermal users, most common concern is transference risk
  - ***"Always worry with the kids."*; "Right now we have to plan sex."**
  - Gels and roll-on are messy to apply and often cause skin irritation
- Injectable users complain about swings in testosterone levels resulting in "crash" before next dose
  - ***"I keep crashing two weeks after the injection"***
  - Needle phobia/needle fatigue are common
- Both transdermal and injection users also want better symptomatic efficacy

38

LIPOCINE
ENHANCING HEALTH

TLANDO: Physician Market Research

Oral Agent is Most Important Attribute for Prescribers

QUESTION:
What is the most important advantage of TLANDO?


66%
10%
8%
8%
5%
3%
Oral Agent
No/Low Risk of...
Good Efficacy
Easy Dosing/ Administration
Easy/Less Titration
Few Side Effects/ Well-tolerated

N=212 (All Respondents; URO=54, ENDO=53, PCP=105), TVG conducted market research.
Q35a. In your opinion, what is the most important advantage of TLANDO?

39

LIPOCINE
ENHANCING HEALTH

Cumulative TRx for TRT Products Last Six Years* Multiple Branded Topicals with Significant Market Share 40 ANDRODERM 6% (0.9M) ANDROGEL 69% (10.4M) FORTESTA 4% (0.55M) TESTIM 8% AXIRON 13% (1.09M) TRx for Topical Brands Total Topical 6 yrs TRx : ~15 M Topical Brands 27% Other Brands 0% Generics 73% TRx for All TRTs Total all TRT 6 yrs TRx : ~40 M Source: IMS *Feb 2013 to Jan 2019

Confidential Percentage of TRT Prescriptions *Hem/Onc, Geriatrics, Pulmonology, Rheumatology, Surgery; excludes 1,661 OB/GYNs. IMS Health August 2015. Primary Care Physicians Prescribe 65% of TRT 15% 11% 5% 65% 4% ▪ Specialists – 7,435 Urologists – 4,895 Endocrinologists – 18,766 Other* ▪ Primary Care Physicians – 86,327 PCPs (FP/GP/IM/DO) – 23,611 NP/PAs Number of Physicians Urologists Endocrinologists Other Specialists PCP NP/PA CONFIDENTIAL

Over 50% of Patients Require Dose Adjustment with Current TRT Therapies * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% Number of Current TRT Dose Adjustments by Form* Gel (n=200) Injectable (n=137) 42

TLANDO Market Research Payers’ Impression* 43 5.8 6 5 6 0 1 2 3 4 5 6 7 8 9 10 Oral administration No transference of testosterone No need for dose titration No liver toxicity Product Attributes That Might Engender Preferred Position 10 = Extremely Likely, 1 = Not likely • Payers reported that the potential advantages of TLANDO were: – Oral administration – No unintentional transference of testosterone – No liver toxicity compared to methyltestosterone – No need for dosage titration • However, none of these product attributes were considered likely to ensure that TLANDO could obtain a preferred position on their formularies * Lipocine market research

TLANDO Market Research Physician Respondents Viewed “No Titration” as a Positive Element* 44 * Lipocine market research • Respondents believe that a product that does not have to be titrated will be easier for them to prescribe, as well as easier for their patients to take • The lack of titration will not require any additional office visits, as well as no additional phone calls inquiring about the next steps for dosing of the product • One respondent specifically mentioned that the patients would not need to get any additional fasting labs

First Long Acting Oral 45

Future Prescribing Patterns with Entrenchment of Product X BID Future Prescribing Patterns with Entrenchment of Product X QD CE11: Assume Product X is dosed QD vs, BID, adjust percentages to reflect intent - to - prescribe. 1. P<0.01 31% 4% 9% 1% 53% 1% 24% 4% 7% 1% 64% 1% 46 TLANDO XR (LPCN 1111): Market Research Physician Intent - to - Prescribe Statistically Higher 1 with a QD

47

High PTB Medical Costs • 12% of all US pregnancies 1 (475 - 500K) result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity • First year medical costs for PTB infants are ~ 10x higher than for full term infants 2 • 28% of preterm births are to women with histories of early delivery 48 ≥ $26 Billion Economic Impact 3 1. CDC (2010) 2. J. Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 3. Institute of Medicine of the National Academies. July 2006

LPCN 1107: Prevention of Preterm Birth (PTB) United States Market Landscape $1B Market Opportunity 3 December 31, 2017 HPC TRx 3 Makena ® 1 50% Off Guidance 2 30% Compounded 17 - HPC 20% 117% 1. AMAG estimates Makena market share based on distributor dispensing data and all other market share based on physician mark et research data conducted by AMAG. 2. Off guidance represents patients treated outside of guidance of Society for Maternal Fetal Medicine, including patients tr eat ed with unapproved therapies and untreated patients. 3. IMS data 4. Annualized September 30, 2018 data 49 2% 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 100000 2016 2017 2018 TRx 44,220 95,935 94,287 4

LPCN 1107: First Oral PTB Candidate

Characteristics of the Only Approved Product Options for PTB

Makena 21 gauge needle




Makena

IM HPC, Makena®:	SubQ HPC, Makena®:
▪ 20-25% patients below reported better efficacy HPC level threshold ▪ Total of 18-22 injections – Injection location: Upper-outer quadrant of the gluteus maximus – Weekly visit to/by health care provider – ~35% of patients experienced injection site pain during clinical trial – ~17% of patients reported site swelling-much greater than placebo during clinical trial	▪ 20-25% patients below reported better efficacy HPC level threshold ▪ Total of 18-22 injections – Approved February 14, 2018 – Auto injector-ready to use device – Injection location: Upper back of the arm – Weekly visit to/by health care provider – 37.3% of subjects identified injection site pain as a treatment emergent adverse event compared to only 8.2% of subjects in the IM arm

50

LIPOCINE
ENHANCING HEALTH

LPCN 1107 - Oral HPC ▪ Potential for superior efficacy with Phase 3 target dose ▪ No patient discomfort upon administration ▪ Steady state achieved in 7 days ▪ Orphan drug designation – Major contribution to patient care ▪ Next steps: – Explore partnering opportunities LPCN 1107: First Oral PTB Candidate 51 Addresses Unmet Need

LPCN 1107: Economic Impact Potential Lower PTB Rate – US and Resulting Savings Assuming 4.3% lower PTB rate relative to Makena® ~6000 fewer annual PTBs‡ Estimated annual cost saving in ~$310M‡‡ 52 ‡: Assuming 100% of 140,000 eligible US population treated ‡‡: Assuming ~$51,600 medical costs/PTB

LPCN 1107: First Oral PTB Candidate First Oral HPC for Prevention of Recurrent PTB • Preferred route - of - administration is oral Strong Exclusivity Position • Orphan Drug Designation • Technology/IP protection Potential for Superior Efficacy • Fewer PTB babies with significant healthcare cost savings Strong Pharmaco - Economic Justification • Minimize travel related cost/time and healthcare provider cost/time • Premium pricing potential to generic IM injections 53 Commercial Outlook/Drivers

LPCN 1107: HPC PK - PD Correlation 54 HPC Concentration and PTB Rate with IM HPC, Makena 1 N=315 1. Caritis et al., Am J Obstet Gynecol. 2014 (N=315 subjects) 2. C trough  C avg for IM Makena® • Lower % PTB rate can be expected with daily C avg 2 HPC levels ≥ 8.2 ng/mL 46.3% 27.0% 29.6% 31.3%

LPCN 1107: Dose Finding Study Design • Open - label, four - period, four - treatment study • 12 healthy pregnant women - Ages 18 - 35 years; 16 - 18 weeks gestation • All subjects received all four treatments 55 PK Study: Oral LPCN 1107 vs IM HPC, Makena Treatment D 250mg Weekly Treatment C 800mg BID Treatment B 600mg BID Treatment A 400mg BID IM HPC, Makena LPCN 1107, Oral HPC Multiple dose: 5 weeks Multiple doses for 8 days

LPCN 1107: Dose - Finding PK Study Results 1 56 Oral LPCN 1107 vs IM HPC, Makena 1. PK results obtained post 8 days of BID dosing for LPCN 1107 and post 5 weeks for weekly IM HPC, Makena Lower reported PTB rate threshold • HPC levels below 8.2 ng/mL: – Target LPCN 1107 Phase 3 dose was 0% vs 20% subjects using IM HPC Makena per label • Average HPC levels at target LPCN 1107 Phase 3 dose – ~ 3x greater than the comparator, IM HPC, Makena Target Phase 3 dose 0 10 20 30 40 50 60 0 100 200 300 400 500 600 700 800 900 1000 Cavg(0 - 24/ 0 - 168) (ng/mL) BID Dose (mg) IM 250 mg Oral 400 mg Oral 600 mg Oral 800 mg Weekly

LPCN 1107: Advancing to Phase 3 Readiness Phase 3 Special Protocol Assessment – Progress ▪ Concurrence with FDA to date: – Study Design Elements • Single Phase 3 study • Open label, active comparator, two parallel arms (1:1 randomization) • General inclusion and exclusion criteria and treatment duration • LPCN 1107 dose of 800 mg BID – Endpoints and Analysis • Primary endpoint of proportion of PTB < 37 weeks • Non - inferiority margin of 7% • Secondary endpoint: Neonatal mortality and morbidity composite index • Interim analysis with ability to resize the study – Study size: 500 to 1000 subjects per arm ▪ Open Items – Data from food effect study to inform dosing instructions – Align on approach to fulfill infant follow up data requirement ▪ Next Steps – Continue interactions with FDA on Phase 3 protocol via Special Protocol Assessment – Conduct Food/Fat Effect Study in preparation of Phase 3 study 57